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                                  EXHIBIT 99.1
            Financial Statements of Applied Microsystems Corporation
                                  (Unaudited)


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
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in thousands, except per-share data)
                                                                    Three Months Ended                Year Ended
                                                                       December 31,                  December 31,
                                                                -------------------------     -------------------------
                                                                   2003           2002           2003           2002
                                                                ----------     ----------     ----------     ----------
Net sales ....................................................  $       --     $    2,603     $       --     $   13,520
Cost of sales ................................................          --          1,144             --          4,788
                                                                ----------     ----------     ----------     ----------
Gross profit .................................................          --          1,459             --          8,732

Operating expenses:
   Sales, general and administrative .........................         304          1,752          1,551          8,481
   Research and development ..................................          --          1,257            305          5,745
   In-process research and development .......................          --             --             --            621
   Business restructuring ....................................          --            555             --          1,704
                                                                ----------     ----------     ----------     ----------
Total operating expenses .....................................         304          3,564          1,856         16,551
                                                                ----------     ----------     ----------     ----------
Loss from operations before other items ......................        (304)        (2,105)        (1,856)        (7,819)
Gain on sale of embedded systems development tools
   business and assets .......................................          --          3,583             --          3,583
Loss on sale, disposal, and impairment of long-lived
   assets held for sale ......................................          --           (901)            --             --
Loss on eliminating foreign currency translation
   adjustment from substantial liquidation of
   international subsidiaries ................................          --           (593)            --             --
                                                                ----------     ----------     ----------     ----------
Loss from operations .........................................        (304)           (16)        (1,856)        (5,730)
Interest income and other, net ...............................         760             24          1,157             58
                                                                ----------     ----------     ----------     ----------
Net income (loss) ............................................  $      456     $        8     $     (699)    $   (5,672)
                                                                ==========     ==========     ==========     ==========

Basic and diluted net loss per share .........................  $     0.06     $     0.00     $    (0.09)    $    (0.76)
                                                                ==========     ==========     ==========     ==========
Shares used in per-share calculation .........................       7,597          7,597          7,597          7,422
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
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(in thousands)                                                  December 31,    December 31,

                                                                    2003            2002
                                                                ------------    ------------
Assets:
Cash and cash equivalents ....................................  $        580    $      3,600
Securities available-for-sale ................................            --             299
Net accounts receivable ......................................            --             280
Note receivable ..............................................            --             500
Other assets .................................................            11             540
                                                                ------------    ------------
   Total assets ..............................................  $        591    $      5,219
                                                                ============    ============

Liabilities and shareholders' equity:
Total liabilities ............................................  $         16    $      3,337
Shareholders' equity .........................................           575           1,882
                                                                ------------    ------------
   Total liabilities and shareholders' equity ................  $        591    $      5,219
                                                                ============    ============
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